                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

                             PRIME VENDOR AGREEMENT

      This Prime Vendor Agreement ("Agreement") is made as of March 1, 2006 ("Effective Date") by AmerisourceBergen Drug Corporation, a Delaware corporation ("ABDC"), and Standard Management Corporation, an Indiana corporation ("Customer").

      A. ABDC is a national distributor of pharmaceutical and other products, including prescription ("Rx") and over-the-counter ("OTC") pharmaceuticals, nutritional, health and beauty care ("HBC") and home health care ("DME") products ("Product" or "Products"), and services ("Services");

      B. Customer owns and operates one or more long term care pharmacies ("Facilities"); and

      C. The parties intend by this Agreement to set forth their obligations to each other for an arrangement under which ABDC will provide Products and Services to Customer ("Program").

      NOW THEREFORE, the parties agree as follows:

1.    PRICING AND PAYMENT TERMS

      ABDC will be the Primary Vendor of all requirements of Customer's Facilities for Products. Customer will pay, within terms, Product costs and Program fees pursuant to payment terms in Exhibit "1" ("Pricing/Payment Terms"). "Primary Vendor" means Customer purchases from ABDC no less than ***% of all prescription pharmaceutical Products it purchases, as verified quarterly, and meets minimum periodic purchase levels in Paragraph 3(A) of the Pricing/Payment Terms. Orders for Products will be electronically transmitted (including
Schedule II controlled substances when allowed) and will describe Products that ABDC will provide to Customer, the quantity and designated delivery location. All payment plans (except pre-pay) must be by electronic funds transfer (EFT).

2.    PRO GENERICS PROGRAM PARTICIPATION

      Customer must elect to participate in ABDC's preferred generic formulary program ("Preferred Rx Options" or "PRxO Generics") pursuant to requirements as amended from time to time by ABDC. If participating, Customer will purchase no less than ***% of its purchases of the "Top 100" generic pharmaceutical Products from ABDC. The Top 100 is a list determined from time to time by ABDC of more than one hundred commonly used generic pharmaceutical Products. Customer authorizes ABDC as its sole agent to develop and implement a generic pharmaceutical Product list for the Term. Customer will purchase from ABDC each calendar quarter no less than the minimum Net Purchase volume of generic pharmaceutical Products as set forth in the Pricing/Payment Terms.

3.    CUSTOMER LOCATIONS & DELIVERIES

      ABDC will deliver Products to each Facility five days a week (Monday - Friday), once a day except holidays and warehouse physical inventory days. Additionally, Customer will be entitled to one emergency delivery per calendar quarter at no additional charge. Customer may be charged for each additional emergency order. Facility means each of Customer's long term care pharmacies, together with any other facilities Customer acquires, is affiliated with or operates during the Term in the United States. Newly acquired facilities with existing agreements will become Facilities under this Agreement upon the earlier of expiration of such existing agreement or the date Customer may terminate such agreement according to its terms, with or without cause, without breaching it or paying a material termination penalty; provided, however, service to Facilities outside ABDC's normal service area (which does not include Alaska, Hawaii or U.S. territories) may be subject to a delivery surcharge.

--------
*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

4.    RETURNED GOODS POLICY

      Customer will only return Products to ABDC in accordance with ABDC's standard policy for returned Products ("Returned Goods Policy"), as amended from time to time by ABDC. If Customer returns more than 3% of its OTC Net Purchases, or 3% of its pharmaceutical Net Purchases in any month, Customer may be assessed an additional restocking fee over and above any standard stocking fee in the Returned Goods Policy or ABDC may adjust the Price of Goods or both. Customer will return only Product purchased from ABDC for which Customer has submitted the invoice number and date of purchase. ABDC may reject returns not accompanied by the invoice number and date of purchase or that exceed in amount either the 3% return limit or the amount on the referenced invoice number. ABDC reserves the right to refuse all future returns from Customer in the event that Customer submits any counterfeit Product for return. In the event ABDC changes the Returned Goods Policy, ABDC will provide Customer with written notice of such change no less than thirty (30) days before it is due to become effective.

5.    ADDITIONAL SERVICES & PROVISIONS.

      Services are listed in Exhibit "2". Terms, conditions and other provisions are set forth in Exhibit "3" ("Provisions"). ABDC may, from time to time, develop policies and procedures relative to new or existing Services offered to customers, on an interim or as-needed basis. If ABDC develops such policies or procedures or changes current ones, ABDC will notify Customer in writing at least thirty (30) days before such changes are effective.

6.    TERM OF AGREEMENT

      Subject to Paragraph 5 of the Provisions, the Term will be from the Effective Date until February 28, 2011. The Term will, thereafter, be extended on a month-to-month basis until either party gives at least ninety (90) days prior written notice to the other of its intention not to extend this Agreement.

7.    RECORDS

      To the extent required by 42 U.S.C. Section 1395x(v)(1), until four (4) years after termination of this Agreement, ABDC will make available upon written request to the Secretary of the U.S. Department of Health & Human Services ("HHS"), the Comptroller General, or their authorized representatives, a copy of this Agreement and all records required to certify the nature and extent of costs of Products and Services provided by ABDC under this Agreement. ABDC will ensure, to the extent it carries out its duties through a subcontract with a value or cost of $10,000 or more in a twelve (12) month period with a related organization, such subcontract will contain similar provisions. Notwithstanding the foregoing, ABDC will have no obligation to make public documents subject to attorney-client privilege.

8.    NOTICES

      Notices must be in writing and sent certified mail, prepaid, return receipt requested, or sent by facsimile to the address or facsimile number below. Parties may change this information by written notice to the other party. Pursuant to the Telephone Consumer Protection Act of 1991, 47 U.S.C. Section 227, Customer consents to receiving notices, including product updates, recalls, new product launches and programs, advertisements and other marketing materials by telephone facsimile ("fax") machine from ABDC, its affiliates and their related companies, to the fax number set forth below.

--------
*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

      To Customer:     Standard Management Corporation
                       10689 North Pennsylvania St.
                       Indianapolis, IN 46280
                       Attn: Chief Executive Officer
                       Fax: 317-574-6227
      To ABDC:         AmerisourceBergen Drug Corporation
                       1300 Morris Drive
                       Chesterbrook, PA  19087-5594
                       Attn: Vice President, Health Systems
                       Fax: 610-727-3601
      with a copy to:  AmerisourceBergen Corporation
                       1300 Morris Drive
                       Chesterbrook, Pennsylvania 19087-5594
                       Attn: General Counsel
                       Fax: (610) 727-3612

9.    EXHIBITS

    The following exhibits to this Agreement are incorporated by this reference.

                  1     Pricing/Payment Terms

                  2     Value-Added Services

                  3     Provisions

      IN WITNESS WHEREOF, the parties have had a duly authorized officer, partner or principal execute this Prime Vendor Agreement as of the Effective Date.

CUSTOMER:                             ABDC:
Standard Management Corporation       AmerisourceBergen Drug Corporation

By:   /s/ Ronald D. Hunter            By: /s/ James F. Riley, III
      -------------------------           ----------------------------------
Name: Ronald D. Hunter                    Name: James F. Riley, III
Title: Chairman, President & CEO          Title: V. P. Strategic Accounts

DATED MARCH 8, 2006                       DATED MARCH 8, 2006

--------
*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

                                  EXHIBIT 1 TO
                             PRIME VENDOR AGREEMENT
                             PRICING / PAYMENT TERMS

In addition to payment for Products, Customer will pay ABDC the following Program and other fees for ABDC's Product distribution and Services for Customer and its Facilities. Except as otherwise provided, payments are due within ten
(10) days from ABDC's invoice date. Pricing does not reflect any administrative or other fee to a group purchasing organization or buying group ("GPO"). If Customer contracts with a GPO, Customer will pay any such fees to the applicable GPO.

1.    PROGRAM FEES

      A. Price of Goods. Customer will pay the following Price of Goods based upon the definition of "Cost" below, subject to the following adjustments for Total Average Annual Volume Net Purchase volume and payment terms, for Products other than Products and Services designated as ABDC Special Price Products. ABDC will add to the billed amount any applicable sales, use, business and occupation, gross receipts or other tax. Price of Goods will begin at Tier No. 1 and may be adjusted quarterly based upon Customer's Total Average Annual Monthly Net Purchase volume over the prior three (3) months.

                PRICING TIERS               PRICE OF GOODS
      --------------------------------      --------------
NO.   Total Annual Net Purchase Volume          ******
---   --------------------------------      --------------
1     ******      to            ******          ******
2     ******      to            ******          ******
3     ******      to            ******          ******
4     ******      to            ******          ******
5     ******      to            ******          ******
6     ******      to            ******          ******
7     ******      &             ******          ******

"Cost" with respect to any Product means the lower of (i)
********************************** is allocated to Customer or (ii)
***********************, in each case *************************************.
Cost outside the continental U.S. may be higher than manufacturer's/supplier's normal price list.

Selected Products ("ABDC Special Price Products") including but not limited to ************************************ will not be billed based upon ABDC's Cost
(as defined above), but will instead be billed in accordance with the terms and conditions established by ABDC from time to time for such Products and Services. Purchases of ABDC Special Price Products count toward total Monthly Net Purchase volume.

      B. PRxO Generics Rebates. If Customer continues to use ABDC as its Primary Vendor and otherwise complies with ABDC's PRxO Generics requirements, ABDC will adjust Customer's Price of Goods for the following calendar quarter if Customer's PRxO Generics purchases are ******% or more of Customer's total Rx Net Purchase volume, as follows.

COMPLIANCE LEVEL                    PRICE OF GOODS REDUCTION
    ******                                    *****
    ******                                    *****

ABDC will provide electronic price data to customer upon request and match pricing. Should Customer achieve PRxO Generics compliance levels above **%, ABDC and Customer will meet to discuss additional opportunities for rebates. Purchase rebates are not cumulative; only one level will be paid each quarter. Calculations are quarterly, with no carryover from one quarter to the next. Customer's PRxO Generics purchases will be invoiced at ABDC's standard ABDC Special Price. Pending rebates will be noted in Customer's invoices and statements. Customer hereby indemnifies ABDC pursuant to Provisions Paragraph 6 for any inappropriate use of such invoices. ABDC will issue any credit to Customer within forty-five (45) days of

*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                           CONFIDENTIAL
       Customer will delete this Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

the end of each calendar quarter. If Net Purchases of PRxO Generics are less than ****% of total Rx Net Purchases, no rebate credit will be given and ABDC may reasonably adjust Price of Goods to reflect the lower than expected purchase volume. Customer must be compliant with payment terms to be eligible for any rebate under this paragraph.

      C. Additional Value-Added Services. The additional value-added Services in Exhibit "2" will be provided to Customer by ABDC for ******* for Facilities that meet minimum Net Purchase levels.

      D. Ordering Hardware/Software. In addition to the foregoing value-added Services fee, Customer will pay the per-month fees in Exhibit "2" for ordering and reporting software and hardware selected by Customer for each installation on system hardware at Customer's Facilities and other locations.

      E. Contract Administration. In administering Customer's GPO/supplier contracts, Customer must (i) provide a copy of new contracts, (ii) comply with supplier's terms, (iii) use all products for its "own use" (as defined in judicial and legislative interpretations), (iv) notify ABDC at least forty-five
(45) days before it changes suppliers, and (v) upon changing suppliers, assist ABDC in disposing of any excess inventory acquired for Customer. Additionally, Customer will notify ABDC before discontinuing purchases of any special inventory that it has requested that ABDC stock (whether or not pursuant to a contract) and assist ABDC in disposing of any excess of such inventory. When invoiced, Customer will promptly reimburse ABDC for any unpaid chargebacks that are (x) denied by a GPO or manufacturer/supplier or (y) not paid within forty-five (45) days and, in either case, Customer will look solely to such GPO or manufacturer/supplier for redress.

2.    PAYMENT TERMS

      A. Options. Customer agrees to the following payment terms for Product purchases.

Semi-Monthly Pay (Default if no box checked).

[X] Payment for invoices dated the *** through the *** must be received by the *** of the same month. Payment for invoices dated the **** through the last day of each calendar month must be received by the *** of the following calendar month.

      B. Terms. All payments must be received for deposit to ABDC's account by the due date by EFT . ABDC shall initiate EFT payment. ABDC may change available payment plans from time to time. Payment term changes may affect Price of Goods. If Customer does not select an option or the option selected is not available, ABDC will bill Customer on Semi-Monthly terms until otherwise notified by Customer. Subject to credit approval, Customer may change payment terms upon thirty (30) days written notice prior to the beginning of a calendar month. Price of Goods adjustments for different payment terms are subject to change from time to time by ABDC to reflect ABDC's cost of money and any resulting credit risk.

3.    MINIMUM ORDER VOLUME

      A. Annual Purchases. Customer's minimum annual Net Purchase (total purchases less returns, credits, rebates, late payment fees and similar items) volume during Year 1 is ****** . Year 1 is from the Effective Date to February 28, 2007. Subsequent contract years are the following twelve (12) month periods. Customer's Net Purchases during subsequent years are projected to increase at a rate of ***% per year during each year of the Term. Customer's aggregate Net Purchase volume over the life of this Agreement will be no less than .In addition, Credit limit is set at $****** per pay period(semi-monthly)for first six months of agreement .ABC will review credit after first six months of agreement or sooner as conditions permit. Additionally, total monthly PRxO Generics Net Purchases from all Facilities will be at least ****% of total Rx purchases from all Facilities. Calculations are quarterly, with no carryover from one quarter to the next.

      B. Small Order Charge. If Customer purchases less than $*** per month, a delivery charge of $*** per delivery will be assessed for each order that is less than $****. ABDC may adjust the per-delivery charge from time to time to reflect ABDC's shipping and handling costs.

      C. Price of Goods Adjustments. Customer acknowledges that Price of Goods and Program fees available under this Agreement are based upon Customer's meeting such minimum annual, aggregate and

*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                           CONFIDENTIAL
       Customer will delete this Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

PRxO Generics and other Net Purchases and, if Customer fails to do so, in addition to any other remedies, ABDC may reasonably ***** Price of Goods and Program fees on *** days notice to reflect lower than expected Net Purchase volume.

                                                           CONFIDENTIAL
       Customer will delete this Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in any SEC filing.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

                                  EXHIBIT 2 TO
                             PRIME VENDOR AGREEMENT
                         ADDITIONAL VALUE-ADDED SERVICES

The following Services are offered to Customer by ABDC for the monthly fees in Paragraph 1(B) of Pricing/Payment Terms.

      -     Bar-Coded Shelf Labels

      -     DEA Scheduled Pharmaceuticals Purchased Report

      -     Monthly Usage and 80/20 Report

      -     Price stickers - Rx and OTC

ABDC may discontinue any Services as it deems appropriate, in which case ABDC will make a reasonable proportionate reduction in the monthly fee based upon the value of the discontinued Services. In addition, from time to time ABDC may offer such new Services, at such additional fees as it determines.

ORDERING & REPORTING SOFTWARE AND HARDWARE

-     Custom Reporting software for **********.

- Internet ordering software (Catalog and Order Entry (COE), iECHO or similar software, as appropriate) for ******.

- IScan hardware technology for a purchase fee of $***** per unit and iScan software and maintenance for $*** per month per installation.

- UltraPhase/Telxon handheld electronic order entry terminal (two per pharmacy) for ******* per month per installation.

- Ordering hardware will be included for Customer at a cost of $*** per month per installation. Any such hardware may be used solely with ABDC's ordering and reporting software. Customer is responsible for hardware maintenance and repair.

ABDC retains title to all ordering and reporting hardware and software and, pursuant to Provisions Paragraph 5.3, Customer must return them upon termination of this Agreement.

Computer consulting and related services will be offered at ABDC's then-current standard charges for such services.

RECALLS

ABDC will notify Customer of all recalls as instructed in the supplier's notification.

DROP SHIP SERVICE

ABDC provides drop ship service when Customer's needs dictate this approach and the supplier meets ABDC's liability insurance and other requirements. Drop shipments may be subject to an additional charge.

*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

                                  EXHIBIT 3 TO
                             PRIME VENDOR AGREEMENT
                                   PROVISIONS

1. DUTIES OF ABDC

1.1 Orders. Orders may be subject to minimum order size requirements. Other than supplier back-ordered Products, ABDC will make reasonable efforts to deliver orders placed by ABDC's normal order cut-off time by the next delivery day. Hawaii, Alaska, U.S. territories and foreign deliveries may be subject to a delivery surcharge.

1.2 Emergency Orders. ABDC will use commercially reasonable efforts to meet a requested delivery time for emergency orders, which may be subject to an additional charge. If ABDC cannot do so, Customer may fill emergency orders outside the Program on such occasions using another provider notwithstanding minimum purchase commitments in this Agreement.

1.3 Records, Audits. ABDC will maintain records of transactions during the Term and for one year after. Customer's employees may audit such records only pursuant to ABDC's audit policies, as modified from time to time. Such audits may be conducted only during ordinary business hours and upon reasonable notice and may only cover ninety (90) days prior to the request or any shorter period set by the manufacturer for chargeback audits. No audit may cover any period previously audited. All costs will be borne by Customer, including costs to produce records. If an audit shows net overcharges or undercharges and ABDC agrees with such findings, ABDC will credit or charge Customer within thirty
(30) days of receipt of written notice of the net overcharge (or, if later, within thirty (30) days of receiving an applicable supplier's credit) or undercharge.

2. DUTIES OF CUSTOMER

2.1 Primary Vendor Orders. For Products required by Facilities, Customer will submit an electronic order for all Products. If allowed, non-electronic orders may be subject to additional charges.

2.2 Disclosure. Customer will comply with all laws, including reporting or reflecting discounts, rebates and other price reductions pursuant to 42 U.S.C.
Section 1320a-7b(b)(3)(A) on cost reports or claims submitted to federal or state healthcare programs, retaining invoices and related pricing documentation and making them available on request to healthcare program representatives.

2.3 Notice of Changes. Customer will promptly notify ABDC of changes in ownership, name, business form (e.g., sole proprietorship, partnership or corporation) or state of incorporation or formation, or any intent to sell, close, move or modify its operations.

2.4 No Set-Off. Customer's obligation to pay for Products will be absolute, unconditional and not subject to reduction, set-off, counterclaim or delay.

2.5 Billing Statements. Billing disputes must be brought to the attention of ABDC's accounts receivable department within twelve (12) months after receipt of the first statement containing the amount in dispute or Customer will be deemed to accept the accuracy of such statements and to waive its right to dispute the amount.

2.6 Late Payment. All payments must be received in ABDC's account during normal business hours on the date due. Drivers and other ABDC employees cannot accept cash. Price of Goods reflects a prompt payment discount. If payment is not received by the due date, ABDC will invoice Customer such unearned discount by recalculating Price of Goods based on ******% (or, if greater, **% more than the invoiced Price of Goods) effective as of the due date. Thereafter, if payment is delinquent, ABDC may withhold any payments to Customer and will assess a per-day late payment fee of the lower of ***% (**%/360) or the maximum rate permitted by law on the outstanding balance until paid, beginning on the first (1st) business day after such due date. Additionally, ABDC may adjust future Price of Goods to reflect Customer's payment history. Such rights are in addition to ABDC's other remedies and will not relieve Customer of its obligation to make prompt payment in accordance with this Agreement.

2.7 Title And Risk Of Loss. All goods are F.O.B. Customer's location, with freight prepaid for normal delivery. Expedited delivery is extra. Title and risk of loss pass upon delivery to Customer.

2.8 Extension Of Credit. Payment terms are an extension of credit based upon an evaluation of Customer's financial condition upon commencement of this Agreement as reflected in written information from Customer. Customer will abide by ABDC's standard credit terms as amended from time to time by ABDC. Customer will promptly notify ABDC in writing of any Claim that, with an unfavorable result, would have a material adverse effect on Customer's financial condition or operation. Upon request, Customer will furnish ABDC complete annual and quarterly financial statements and other evidence of its financial condition necessary to establish, in ABDC's opinion, Customer's ability to perform its obligations. If ABDC reasonably believes Customer's ability to make payments is impaired or its financial condition has materially deteriorated, ABDC may from time to time amend Customer's payment terms, require past due amounts to be paid and/or require posting of adequate security or such other documents as ABDC may require. Pending receipt of requested items, ABDC may withhold delivery of Products and providing Services; place Customer on a C.O.D. basis if ABDC has not received payment when due after giving notice by 10:00 a.m. and giving Customer until 2:00 p.m. the same day for ABDC to receive payment; and/or require Customer to pay part or all of any past due amount as a condition to continued service.

3. NO WARRANTIES

Customer acknowledges that ABDC is not the manufacturer of any Products and ABDC DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR PRODUCTS AND SERVICES. No oral or written information provided by ABDC, its employees or other representatives will create any such warranty. In no event will ABDC be liable for any special, incidental or consequential damages in connection with or related to Products, hardware, Software, including ordering software, or Services.

4. CONFIDENTIALITY

Each party and its employees or representatives ("Receiving Party") will protect all proprietary and confidential information ("Confidential Information") disclosed by the other ("Disclosing Party") and not use or disclose it except in connection with the Program or as otherwise agreed. Confidential Information does not include information (i) available on a non-confidential basis, (ii) known or able to be formulated by Receiving Party, or (iii) required to be disclosed by law. Pricing and payment terms are confidential and may not be shared with any third party. Customer will remove Exhibit "1" (or request confidential treatment) if it discloses this Agreement for any reason, including in a Securities and Exchange Commission filing.

5. TERMINATION OF AGREEMENT

5.1 Termination without Cause. ABDC may terminate this Agreement at any time upon sixty (60) days written notice.

5.2 Default. In addition to other available remedies, either party may immediately terminate this Agreement for cause upon written notice to the other party upon the other party's:

(a) (i) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (ii) having an order for relief entered in Bankruptcy Code proceedings; (iii) making a general assignment for the benefit of creditors; (iv) having a trustee, receiver or custodian of its assets appointed unless proceedings and the person appointed are dismissed within thirty (30) days; (v) insolvency within the meaning of Uniform Commercial Code
Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Title 11, Section 303(h)(1) (11 U.S.C. Section 303(h)(1)), as amended; or (vi) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to

*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

                                                Confidential Treatment Requested
                                                                    Exhibit 10.1

certify its ability to pay its debts as they become due) (collectively, "Bankruptcy");

(b) The sale or transfer of the business of Customer, in whole or in part, or a "Change in Control" in Customer. As used herein, "Change in Control" means (if applicable) the sale, transfer or assignment of all or substantially all of the assets of the Customer or of 25% or more of the voting equity in Customer or a change in the power to vote 25% or more of the voting interest in Customer; or

(c) Failure to pay any amount due and such failure continues *** days after written notice;

(d) Failure to perform any other material obligation of this Agreement or any other agreement now or hereafter entered into between the parties and such failure continues for thirty (30) days after it receives notice of such breach from the non-breaching party; provided, however, if the other party has commenced to cure such breach within such thirty (30) days, but such cure is not completed within such thirty (30) days, it will have a reasonable time to complete its cure if it diligently pursues the cure until completion; and further provided that if such breach occurs more than three times during any twelve (12) month period, the non-breaching party may terminate this Agreement upon thirty (30) days written notice. "For cause" does not include Customer's receiving a more favorable offer from an ABDC competitor.

5.3 Survival Upon Termination. Within five (5) days of expiration or earlier termination of this Agreement for any reason, all amounts owed by Customer will be immediately due and payable, Customer will (i) pay ABDC any amount owed and
(ii) return to ABDC all hardware, Software and other equipment, including ordering devices and totes, or pay to ABDC the replacement cost of such items that are not returned. Obligations in Provisions Paragraphs 4, 5.2, 6 and 9 and any provision the context of which shows the parties intended it to survive will remain in effect after the Term.

6. INDEMNIFICATION

Each party ("Indemnifying Party") will indemnify and defend the other, its employees and representatives ("Indemnified Party") against all claims and damages (including expenses and attorneys' fees) ("Claim") to the extent arising out of Indemnifying Party's obligations under this Agreement. Failure to give prompt written notice of a Claim will not relieve Indemnifying Party of liability except to the extent caused by such failure. Indemnifying Party will defend a Claim with counsel reasonably satisfactory to Indemnified Party and Indemnified Party will cooperate fully in such defense.

7. CUSTOMER'S INSURANCE

Customer will maintain sufficient insurance to cover all unpaid inventory in its possession. Customer will maintain professional liability insurance with limits of no less than $2,000,000 per incident and $10,000,000 aggregate. ABDC will be named on such policies as an additional insured. ABDC may reasonably increase such required limits from time to time.

8. SOFTWARE LICENSE

8.1 License. ABDC grants Customer a non-exclusive, nontransferable and revocable license to use software and related documentation ABDC provides for use in the Program ("Software"). Customer may not make, or allow others to make, copies except one backup copy. Customer must include all proprietary notices in permitted copies. Customer may not modify Software or create derivative works and may not translate, reverse engineer, disassemble or decompile Software.

8.2 Limited Warranty. ABDC warrants that, for ninety (90) days from the Effective Date, (i) Software will perform substantially in accordance with its documentation if operated as directed and (ii) hardware provided by ABDC and diskettes, CD-ROMs or other media on which the Software is provided will be free from defects under normal use. ABDC DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THOSE OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, FOR HARDWARE AND SOFTWARE, AND ACCURACY OF ANY DATA. ALL DATA IS PROVIDED "AS IS." DUE TO THE NATURE OF SOFTWARE, HARDWARD AND DATA, ERRORS AND INTERRUPTIONS MAY OCCUR AND CUSTOMER HAS ALL RISKS FOR QUALITY AND PERFORMANCE. No oral or written information provided by ABDC, its employees or other representatives will create any warranty.

8.3 Remedy. ABDC's liability and Customer's exclusive remedy for breach of warranties in Paragraph 8.2 will be, at ABDC's option, to (i) repair or replace Software or hardware so it performs substantially in accordance with its documentation; (ii) advise Customer how to achieve substantially the same functionality using different procedures, or (iii) replace defective media returned within ninety (90) days of the Effective Date. Such replacement will not extend such ninety (90) day period.

9. MISCELLANEOUS

9.1 Force Majeure. If ABDC's performance is prevented or delayed by labor disputes, fire, terrorism, acts of God or any other cause beyond its control, including unavailability of Products, transportation, materials or fuel, delays by suppliers, loss of facilities, internet, telecommunication or electrical system failures or interruptions, voluntary foregoing a right in order to comply with or accommodate government orders or requests, compliance with any law or any other cause beyond its control ("Force Majeure"), ABDC may reduce or eliminate Products without liability or obligation during the Force Majeure period. In addition, if Force Majeure affects ABDC's cost of operations, ABDC may, at its discretion, add to the cost of Products its increased fuel costs, including taxes, and other costs associated with Product handling or operations, so long as Force Majeure affects its costs.

9.2 Security Interest. In addition to any security interest previously or hereafter provided by Customer to ABDC, Customer hereby grants to ABDC a security interest which may be a purchase money security interest in Products that Customer has not paid for and in Customer's or any third party's proceeds from Products until all amounts are paid. ABDC may do such things as are necessary to achieve the purposes of this Paragraph.

9.3 Assignment. Customer may only assign its rights or delegate its duties under this Agreement upon written consent of ABDC. Customer hereby consents to ABDC's assigning part or all of its obligations to any affiliate and to assigning or granting a security interest in this Agreement in connection with any financing or securitization by ABDC or any affiliate.

9.4 Change of Control. In the event of a change of control of Customer, the Agreement will be binding on any successors or assigns of Customer.

9.5 EEO Requirements. ABDC warrants it does not and will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, religion, gender, sexual preference, veteran status, handicap or as otherwise may be prohibited by law and will meet affirmative action obligations as are imposed by law.

9.6 Miscellaneous. The successful party in any legal action, including in a Bankruptcy proceeding, may recover all costs, including reasonable attorneys' fees. Pennsylvania law will govern this Agreement without reference to conflict of laws provisions. Any waiver or delay in enforcing this Agreement will not deprive a party of the right to act at another time or due to another breach. All provisions are severable. In the event of a conflict between a prior document between the parties and this Agreement, this Agreement will control. This Agreement supersedes prior oral or written representations by the parties that relate to its subject matter other than the security interest, which is in addition to and not in lieu of any security interest created in other agreements. Captions are intended for convenience of reference only. The parties may not modify this Agreement other than by a subsequent writing signed by each party. This Agreement will be interpreted as if written jointly by the parties. The parties are independent contractors.

*****Denotes information that has been omitted from this Exhibit pursuant to a confidential treatment request filed with the Commission.

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